UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 16, 2006
VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS
Item 8.01. Other Events.
     On May 16, 2006, Visteon Corporation (the “Company”) announced that it had received commitments from certain financial institutions to provide the Company with $1.5 billion in secured loan facilities. The Company’s press release relating to the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

	99.1	Press release dated May 16, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: May 16, 2006	By:	/s/ William G. Quigley III

William G. Quigley III
Vice President, Corporate Controller
and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press Release dated May 16, 2006.